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                                                                   EXHIBIT 10.14


                         AMENDMENT NO. 1 TO AGREEMENT

        AMENDMENT No. 1, dated as of September 16, 1998, to that certain Agreement (the "Agreement"), dated as of June 25, 1998, by and between IVI Checkmate Corp., a Delaware corporation (hereinafter, the "Company"), and J. Stanford Spence (hereinafter, "Spence");

                                  BACKGROUND
                                  ----------

        The Company and Spence desire to amend the Agreement to extend the term thereof as set forth herein.

        NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Amendment of Agreement. Effective as of the date hereof, Section 3 of the Agreement is deleted in its entirety and the following is substituted therefor:

        3. Engagement Period. Unless earlier terminated herein in accordance
           -----------------
        with Section 7 hereof, Spence's engagement under this Agreement shall begin on the Effective Date and extend for a period (the "Engagement Period") ending on December 31, 2005.

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        The terms of the Agreement not hereby amended shall be and remain in full force and effect and are not affected by this Amendment.

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

                                        IVI CHECKMATE CORP.

                                        By: /s/ L. Barry Thomson
                                           -----------------------------
                                        Title: President & CEO
                                              --------------------------

                                        EXECUTIVE:

                                        /s/ J. Stanford Spence
                                        --------------------------------
                                        J. Stanford Spence